UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 28, 2005

ABLEAUCTIONS.COM, INC.

(Exact name of Registrant as specified in charter)

 Florida

   000-28179

  59-3404233

(State or other jurisdiction

  (Commission File Number)

 (IRS Employer

of incorporation)

                                         Identification Number)

1963 Lougheed Highway

Coquitlam, British Columbia Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code:  604-521-3369

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13(e)-4(c))

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 7.

Exhibits

99

Press Release

Item 9.

Regulation FD Disclosure

On September 28, 2005, the Registrant issued the press release attached hereto as Exhibit 99, and incorporated herein by reference.

The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABLEAUCTIONS.COM, INC.

“Abdul Ladha”

Abdul Ladha, Chief Executive Officer

Dated:  September 28, 2005

News Release

ABLEAUCTIONS 3RD QUARTER RESULTS EXPECTED TO BE STRONGEST FOR THE YEAR TO DATE, EXCEEDING QUARTERLY AVERAGES FOR 2005

September 28, 2005

Ableauctions.com Inc.  (AMEX:AAC) (the “Company”) announced today that it will release its 3rd quarter 2005 results on November 15, 2005 with revenue of approximately $1.7 million, compared to revenue of $613,849 in the previous quarter and revenue of $1.29 million in the corresponding quarter in 2004.  The Company also expects net income for the period to be the strongest for 2005.

“Revenues from our liquidation operations have fluctuated widely over the course of the year, and will continue to fluctuate based upon seasonality, the inventory available and the timing of orders”, said Abdul Ladha, President and CEO of Ableauctions.  “Fundamentally however, we believe our live auction operations are strong and are on course with our growth expectations of 45% for the year.  We continue to expand and re-invest into our core business units.  If our share price continues to decline, management may consider utilizing its strong cash reserves to repurchase shares.”

About Ableauctions.com

Ableauctions.com is a high-tech auctioneer that conducts auctions live and simultaneously broadcasts them over the Internet.  With the experience of over 3,000 auctions, the Company has developed state-of-the-art technology to broadcast Internet auctions (www.ableauctions.com/technology) and currently provides technology and related services to auction houses, enabling them to broadcast auctions over the Internet.  For a comprehensive Corporate Update and prior releases, visit www.ableauctions.com.  For more information, contact Investor Relations at investorrelations@ableauctions.com.

About iCollector.com

iCollector.com is a wholly owned subsidiary of Ableauctions and is the independent connection to the world's auction houses.  It was the first company dedicated to trading antiques, fine art and premium collectibles on the Internet and today represents some of the world's leading auction houses.  Since January 2001, it has broadcast hundreds of live auctions in real-time on eBay Live Auctions, directly from the salesroom as the auction happens.  iCollector can help you find, buy or sell art, antiques and collectibles online.

About iTrustee and Unlimited Closeouts

iTrustee.com Technologies Ltd. and Unlimited Closeouts Inc. are wholly owned subsidiaries of Ableauctions.com Inc. iTrustee.com is a reseller platform designed to sell bank and trustee inventories, as well as distressed merchandise, exclusively to resellers, auctioneers and liquidators.

This press release contains forward-looking statements, particularly as related to, among other things, the business plans of the Company, statements relating to goals, plans and projections regarding the Company’s financial position and the Company’s business strategy.  The words or phrases "would be," "will allow," "intends to," "may result," "are expected to," "will continue," "anticipates," "expects," "estimate," "project," "indicate," "could," "potentially," "should," "believe," "considers" or similar expressions are intended to identify "forward-looking statements." These forward-looking statements fall within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934 and are subject to the safe harbor created by these sections. Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the performance of our staff, management, financing, competition, on-line auction business, our ability to implement or manage our expansion strategy, general economic conditions, our ability to license our software to other auction houses, our ability to acquire profitable companies and integrate them into our business successfully and other factors that are detailed in our Annual Report on Form 10-KSB and on documents we file from time-to-time with the Securities and Exchange Commission.  Statements made herein are as of the date of this press release and should not be relied upon as of any subsequent date. The Company cautions readers not to place undue reliance on such statements. The Company does not undertake, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such statement. Actual results may differ materially from the Company's expectations and estimates.  The Company does not realize nor book the full revenue of auctions that it facilitates in its financials, only the net auction fees, that can vary from time-to-time, that it realizes.